                                                                    EXHIBIT 10.5


                            STOCKHOLDERS' AGREEMENT
                            -----------------------


       THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is made as of __________, 1997 by and among DocuCorp., Inc., a Delaware corporation (the "Company"), Safeguard Scientifics (Delaware), Inc., a Delaware corporation ("Safeguard"), Technology Leaders II L.P., a Delaware limited partnership ("TL II"), Technology Leaders II Offshore C.V., a Netherlands Antilles limited partnership ("TL II Offshore," and together with Safeguard and TL II, the "SG/TL Stockholders"), and Xerox Corporation, a New York corporation ("Xerox"). The parties to this Agreement other than the Company are sometimes collectively referred to herein as the "Stockholders."

                                   Background
                                   ----------

       The Company, FormMaker Software, Inc., a Georgia corporation ("FormMaker"), Image Sciences, Inc., a Texas corporation ("Image Sciences"), and two newly-formed subsidiaries of the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated January 15, 1997 pursuant to which the stockholders of FormMaker and Image Sciences will receive, in the case of FormMaker stockholders, shares of Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), and in the case of Image Sciences stockholders, shares of Class B Common Stock of the Company, par value $0.01 per share ("Class B Common Stock," and together with the Class A Common Stock, "Common Stock"). The parties are entering into this Agreement as contemplated by the Merger Agreement, and the Agreement will be effective upon the effectiveness of the Merger contemplated by the Merger Agreement. Terms are used herein as defined in the Merger Agreement unless otherwise defined herein.

                                  Witnesseth:
                                  -----------

       NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

       1.   Board of Directors and Bylaws.
            -----------------------------

            (a) The Stockholders shall vote their respective shares of Common Stock and any other shares of voting securities of the Company now owned or hereafter acquired or controlled by them that have the right to vote generally in election of directors of the Company (collectively, "Voting Stock"), and otherwise use commercially reasonable efforts as stockholders of the Company, at all times until the Termination Date (as hereinafter defined) to cause and maintain the election to the Board of Directors of (i) a total of three designees of the SG/TL Stockholders, (ii) a total of three designees of Xerox and (iii) one designee unaffiliated with any of the SG/TL Stockholders or Xerox who is mutually agreed upon by the other six designees.
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            (b)   Until the Termination Date, (i) the SG/TL Stockholders, as a
group acting by a majority in interest, and Xerox shall each have the right to remove any of their respective designees to the Board and (ii) in the event of any vacancy on the Board, the Board shall promptly fill such vacancy, and if necessary to fill the vacancy promptly, each Stockholder shall vote to fill such vacancy, in all cases in such a manner as to maintain the number of designees of each party listed in subparagraph (a) above.

            (c) Until the Termination Date, the Company shall not amend its bylaws, and the Stockholders shall vote their respective Voting Stock and otherwise use commercially reasonable efforts as stockholders of the Company to prevent any amendment of the bylaws, unless such amendment shall have been approved in writing by the SG/TL Stockholders, as a group acting by a majority in interest, and Xerox.

       2.   Inspection.  The Company shall permit any of the Stockholders, at
            ----------
such Stockholder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Stockholder.

       3.   Termination.
            -----------

            This Agreement, and the respective rights and obligations of the Stockholders hereto, shall terminate on the date (the "Termination Date") that is the earlier of (a) the consummation of a Qualified Rights Offering or a Qualified Public Offering (as defined in the Company's Certificate of Incorporation), or (b) the 10th anniversary of this Agreement.

       4.   Notices.
            -------

            Any notice, authorization, request or demand required or permitted to be given hereunder shall be deemed to be given upon the earlier of the business day when received at, or the third day (or if later, the next following business day) after the date when sent by certified or registered mail or the next following business day when sent by Federal Express or other overnight delivery service to, the address of the Company's principal executive offices in the case of any notice to the Company, and until changed by notice to the Company, the respective addresses of the Stockholders on file with the Company in the case of any notice to the Stockholders.

       5.   Specific Performance.
            --------------------

            The rights of the Company and the Stockholders under this Agreement are unique and, accordingly, the Company and the Stockholders shall, in addition to such other remedies as may be available at law or in equity, have the right to enforce their respective rights hereunder by actions for specific performance to the extent permitted by law.

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       6.   Amendments.
            ----------

            Except as otherwise expressly provided herein, this Agreement may not be amended, and any provision of this Agreement may not be waived, except by an instrument in writing executed by the parties hereto. The Company shall provide each Shareholder with written notice of any amendment or waiver of this Agreement.

       7.   Legends.  The certificates representing the Voting Stock subject to
            -------
this Agreement shall bear on their face a legend indicating the restrictions imposed hereby.

       8.   General.
            -------

            (a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any court of competent jurisdiction in the State of Delaware and the United States District Court for the District of Delaware and any other court of the State of Delaware and the United States with jurisdiction to hear appeals from any such court.

            (b) The Stockholders and the Company shall execute such documents and take such further actions, including voting their Voting Stock and, in the case of the SG/TL Stockholders and Xerox, causing their respective director designees to vote as members of the Board of Directors or committees thereof as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby, including taking actions as stockholders of the Company to cause the Company to comply with the obligations imposed on the Company under this Agreement.

            (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as any assignee of the Stockholders' shares of Voting Stock. If any Stockholder assigns less than all of its Voting Stock, such Stockholder and its assignees shall have the rights and obligations of the Stockholder hereunder, which rights and obligations shall be exercised and fulfilled by them in accordance with the decision of the holders of a majority of interest among the Stockholder and such assignees, except that in the case of any of the SG/TL Stockholders, such rights shall be exercised in accordance with the decision of the holders of a majority in interest among the SG/TL Stockholders and their respective assignees as one group.

            (d) This Agreement, the Merger Agreement and the documents specified therein contain the entire agreement among the parties hereto regarding the subject matter thereof, and there are no agreements, representations or warranties that are not set forth therein. All prior negotiations, agreements and understandings are superseded hereby.

            (e) This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date hereof. Each such copy shall be deemed an original, and it

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shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            (f) If any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed to be valid, legal, and enforceable to the maximum extent permitted by law.

            (g) Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular, and the singular the plural, (ii) references to one gender include all genders, (iii) "or" has the inclusive meaning frequently identified with the phrase "and/or,"
(iv) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (v) "hereunder" or "herein" refer to the entire Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are to this Agreement unless otherwise specified.

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                  [SIGNATURE PAGE TO STOCKHOLDERS' AGREEMENT]

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                       DOCUCORP, INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       SAFEGUARD SCIENTIFICS
                                       (DELAWARE), INC.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TECHNOLOGY LEADERS II L.P.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

                                       TECHNOLOGY LEADERS II OFFSHORE C.V.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       XEROX CORPORATION



                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:

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